UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2021

GRIDIRON BIONUTRIENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55852	36-4797193
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6991 East Camelback Road, Suite D-300

Scottsdale, AZ 85251

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (800) 570-0438

____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities.

On April 15, 2021 Gridiron BioNutrients, Inc. (the “Company”) issued Calvary Fund I LP (“Calvary Fund”) 2,694,514 shares of its Series B Convertible Preferred Stock (the “Series B Preferred”) upon the closing of the Exchange Agreement as described in Item 8.01 of this report. Calvary Fund is an accredited investor and the issuance was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on exemptions provided pursuant to Section 3(a)(9) of the Securities Act.

Item 5.03	Amendments to the Articles of Incorporation of Bylaws; Change in Fiscal Year.

On April 12, 2021 the Company filed a Certificate of Designation with the Secretary of State of Nevada designating a new series of preferred stock, consisting of 2,964,514 share, as Series B Preferred. The designations, rights and preferences of the Series B were previously summarized in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 12, 2021 (the “April 12, 2021 8-K”) which such description is incorporated herein by such reference. A copy of the file stamped Certificate of Designation is filed as Exhibit 3.18 to this report and incorporated herein.

Item 8.01	Other Events.

On April 15, 2021, following the satisfaction of all closing conditions set forth therein, the transactions contemplated by the Exchange Agreement dated April 9, 2021 by and between the Company and Calvary Fund (the “Exchange Agreement”) closed. As previously contemplated in the April 12, 2021 8-K, at closing the Company issued Calvary Fund 2,694,514 shares of its Series B Preferred in exchange for (i) 8,480,000 shares of its Series A Convertible Preferred Stock (the “Series A Preferred”), (ii) outstanding common stock purchase warrants (the “Warrants”), and (iii) all principal and accrued interest due under outstanding convertible promissory notes (the “Convertible Notes”, and together with the Series A Preferred and the Warrants, the “Calvary Securities”). At closing, the Calvary Securities were cancelled and retired.

The Company expects to file a Certificate of Withdrawal of the Certificate of Designation of the Series A Preferred with the Secretary of State of Nevada which will return those shares to the status of authorized but undesignated shares of blank check preferred stock.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

3.18	Certificate of Designation for the Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on April 12, 2021				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gridiron BioNutrients, Inc.

Date: April 16, 2021	By:	/s/ Timothy S. Orr
Tim S. Orr, Chief Executive Officer and President

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